SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

           Date of Report (date of earliest event reported):

                                November 13, 2002


                         Lehman Brothers Holdings Inc.
           (Exact name of registrant as specified in its charter)

                                    Delaware
                  (State or other jurisdiction of incorporation)

       1-9466                                                 13-3216325
 (Commission File Number)                    (IRS Employer Identification No.)

                               745 Seventh Avenue
                               New York, NY 10019
                          (Address of principal (Zip Code)
                              executive offices)

               Registrant's telephone number, including area code:

                                 (212) 526-7000


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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-61878 as exhibits thereto and are filed as part of this Report.


4.01 Global Security representing the Registrant's Nasdaq-100 Index(R)RANGERS Plus(R), Risk AdjustiNG Equity Range Securities PlusSM Notes Due November 13, 2003 (filed herewith)

4.02 Calculation Agency Agreement between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's Nasdaq-100 Index(R)RANGERS Plus(R), Risk AdjustiNG Equity Range Securities PlusSM Notes Due
                  November 13, 2003 (filed herewith)


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


                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  LEHMAN BROTHERS HOLDINGS INC.
                                                                   (Registrant)




Date:    November 13, 2002                  By:  /s/ Oliver Budde
                                                --------------------------------
                                                 Oliver Budde
                                                 Vice President


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


                                  EXHIBIT INDEX



Exhibit No.       Exhibit


4.01              Global Security representing the Registrant's Nasdaq-100 Index
                  (R)RANGERS Plus(R), Risk AdjustiNG Equity Range
                  Securities PlusSM Notes Due November 13, 2003


4.02 Calculation Agency Agreement between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's Nasdaq-100 Index(R)RANGERS Plus(R), Risk AdjustiNG Equity Range Securities PlusSM Notes Due
                  November 13, 2003



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